HomeBanc Mortgage Trust 2005-4

Publicly Offered Note Computational Materials: Term Sheet

New Issue Marketing Materials

$ 1,077,455,000

HomeBanc Mortgage Trust 2005-4

HMB Acceptance Corp.

Depositor

Wells Fargo Bank, N.A.

Master Servicer

Bear, Stearns & Co. Inc.

J.P. Morgan Securities Inc.

KeyBanc Capital Markets

Underwriters

All Statistical Information based upon Information as of August 1, 2005.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Bear, Stearns & Co. Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Bear, Stearns & Co. Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  The information in this communication is preliminary and is subject to completion or change.  The information in this communication supersedes information contained in any prior similar communication relating to these securities. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns & Co. Inc. Trading Desk at (212) 272-4976.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

$ 1,077,455,000

HomeBanc Mortgage Trust 2005-4

Notes are priced to the Optional Clean-Up Call of 20%

Class	Size (1)	Expected Rating S&P/Mdys	Credit Enhance %age (1)(2)	Note Interest Rate	Interest Accrual Basis	(4) WAL (yrs) Call/Maturity	(4) Pmt. Win (mos.) Call/Maturity	Final Scheduled Maturity
Offered Notes
A-1	$ 932,897,800	AAA/Aaa	16.75%	Sr. Floater (3)	Act/360	2.67 / 3.25	1-68 / 1-209	10/25/2035
A-2	$ 112,059,800	AAA/Aaa	6.75%	Sr. Mezz. Floater (3)	Act/360	2.67 / 3.25	1-68 / 1-209	10/25/2035
M-1	$ 13,447,200	AA+/Aa1	5.55%	Sub. Floater (3)	Act/360	4.60 / 5.71	38-68 / 38-139	10/25/2035
M-2	$ 11,766,300	AA+/Aa2	4.50%	Sub. Floater (3)	Act/360	4.59 / 5.65	37-68 / 37-132	10/25/2035
M-3	$ 7,283,900	AA+/Aa3	3.85%	Sub. Floater (3)	Act/360	4.59 / 5.59	37-68 / 37-125	10/25/2035
Non-Offered Securities
M-4	$ 11,766,300	AA/A2	2.80%	Sub. Floater (3)	Act/360	Not Offered Hereby		10/25/2035
M-5	$ 13,447,200	A/--	1.60%	Sub. Floater (3)	Act/360			10/25/2035
B-1	$ 12,326,600	BBB/--	0.50%	Sub. Floater (3)	Act/360			10/25/2035
B-2	$ 5,603,000	BB/--	0.00%	Sub. Floater (3)	Act/360			10/25/2035
Equity Cert	Notional	Not Offered Hereby

➢

Prepayment Pricing Speed is 25% CPR.

➢

Notes are subject to a variance of +/- 10%

(1)

The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization (“OC”) and excess spread. It is anticipated that the sizes of the subordinated notes will change upon confirmation from the rating agencies. These classes are not being marketed at this time.

(2)

Credit enhancement for the Notes will be provided by a combination of subordination provided to the Class A-1 and Class A-2 Notes (collectively, the “Class A Notes”) by the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5. Class B-1 and Class B-2 Notes, OC and excess spread, all as more fully described herein. The Class A-2 Notes will provide additional credit enhancement to the Class A-1 Notes.  The expected initial credit enhancement percentages are as provided above.  The initial OC amount will equal 0.00% as of the Cut-Off Date with an Overcollateralization Target of 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

(3)

The Note Interest Rate for the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1 and Class B-2 Notes will be the least of (a) a floating rate based on One-Month LIBOR plus [x.xx]%, [x.xx]%, [x.xx]%, [x.xx]%, [x.xx]%, [x.xx]%, [x.xx]%, [x.xx]% and [x.xx]%, respectively, (b) 11.500% per annum and (c) the Available Funds Rate. The Available Funds Rate will equal the product of (i) the quotient of (a) 360 divided by (b) the actual number of days in the accrual period, multiplied by (ii) the quotient of (a) the total interest received or advanced on the mortgage loans for the related collection period less Net Swap Payments and Swap Termination Payments not due to a Swap Provider Termination Event divided by (b) the aggregate principal balance  of the mortgage loans as of the first day of the related collection period.  On the first Payment Date after the first possible Optional Clean-Up Call Date, the margin for the Class A Notes will increase to 2 times the original margin, and the margin for the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 , Class B-1 and Class B-2 Notes will increase to 1.5 times the original margin.

(4)

The WAL and Payment Windows are shown to the 20% Optional Termination and to Maturity at the Pricing Prepayment Speed of 25% CPR.

Description of the Collateral:

The mortgage loans are first lien (95.4%) and second lien (4.6%) adjustable-rate mortgage loans secured by one- to four-family residential properties and individual condominium units. Approximately 99.1% of the mortgage loans have an initial fixed-rate period of six months, three years, five years or seven years while 0.9% of the deal are One-Month LIBOR ARMs. After the initial fixed rate period for these mortgage loans, the interest rate on each mortgage loan will adjust semi-annually based on Six-Month LIBOR plus a margin.  Approximately 0.9% of the mortgage loans adjust monthly based on One-Month LIBOR plus a margin.

➢

All of the mortgage loans are interest-only for the first 10 years after origination and then fully amortize over the remaining term.

➢

None of the mortgage loans have penalties for full or partial prepayments.

➢

All Hybrid ARMs have an original term of 360 months, 1-Month ARMs have an original term of 300 months, while 6-Month ARMs have original terms of 300 months.

➢

Approximately 66.7% of the mortgage loans were originated with full and/or alternative documentation (note: such alternative documentation includes the recommendations as provided by the automated underwriting systems of Fannie Mae and Freddie Mac).

➢

4.6% of the mortgage loans are second liens which includes 2.9% of the mortgage loans that are second liens behind a first lien that is also included in this pool.

➢

The two states with the largest concentration are Florida (57.9%) and Georgia (35.6%).

➢

None of the mortgage loans that were originated between October 1, 2002 and March 7, 2003.

➢

The non-zero weighted average FICO score is 727.

➢

The weighted average LTV for the first lien mortgage loans at origination is 82.5%.

➢

The weighted average CLTV for the mortgage loans at the time of origination is 86.7%.

➢

Except for three loans, all of the first lien mortgage loans with LTVs greater than 80% have mortgage insurance. The mortgage loans with borrower-paid primary mortgage insurance (“BPMI”) (approximately 27.5%) are covered to the applicable agency limits, and the mortgage loans with lender-paid mortgage insurance (“LPMI”) (approximately 5.2%) covers down to at least 75% LTV. Unlike BPMI, the LPMI is not cancelable for any reason prior to the related mortgage loan being paid in full.

➢

Approximately 63.4% of the mortgage loans have conforming balances based upon the loan size limits as set by Fannie Mae and Freddie Mac.

Loan	% of	Gross	Net	WAM	Gross	Net	Periodic Cap	Max	Mos to Roll	Rem
Description	Pool	WAC	WAC	(mos.)	Margin	Margin		Rate		IO Term
1-Month LIBOR ARM Uncapped 10Y IO	0.71%	5.211%	4.925%	299	2.132%	1.846%	0.000%	11.901%	1	119
6-Month LIBOR ARM Uncapped 10Y IO	5.64%	7.013%	6.556%	256	3.531%	3.074%	0.000%	15.033%	5	119
6-Month LIBOR ARM- 10Y IO	0.68%	5.285%	4.963%	297	2.262%	1.940%	5.000%	11.641%	5	118
3/6 LIBOR Hybrid ARM- Uncapped 10Y IO	11.21%	5.604%	5.354%	359	2.250%	2.000%	0.000%	12.751%	35	119
5/6 LIBOR Hybrid ARM- Uncapped 10Y IO	62.44%	5.782%	5.391%	359	2.250%	1.859%	0.000%	12.802%	59	119
7/6 LIBOR Hybrid ARM- 10Y IO- Uncapped	19.32%	5.732%	5.392%	359	2.250%	1.910%	0.000%	12.863%	83	119
Totals:	100.00%	5.814%	5.446%	352	2.321%	1.953%	0.034%	12.920%	57	119

 Summary of Terms:

Depositor:	HMB Acceptance Corp.
Mortgage Loan Seller and Servicer:	HomeBanc Corp.
Sub Servicer:	HomeBanc Mortgage Corporation.
Master Servicer and Securities Administrator:	Wells Fargo Bank, N.A.
Originator:	HomeBanc Mortgage Corporation.
Underwriters:	Bear, Stearns & Co. Inc., J.P. Morgan Securities Inc. and KeyBanc Capital Markets.
Custodian:	JPMorgan Chase Bank, National Association.
Indenture Trustee:	U.S. Bank National Association.
Owner Trustee:	Wilmington Trust Company.
Rating Agencies:	Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. and Moody’s Investors Service, Inc.
Cut-off Date:	August 1, 2005.
Settlement Date:	August 30, 2005.
Payment Date:	25th day of each month (or the next business day), commencing in September 2005.
Optional Clean-Up Call:

The holder of the Equity Certificate may repurchase from the trust all of the mortgage loans at par plus accrued interest when the aggregate principal balance of the mortgage loans is reduced to 20% of the aggregate principal balance of the mortgage loans as of the Cut-off Date. It is anticipated that HMB Acceptance Corp. will retain the Equity Certificate.

Registration:	The Offered Notes will be available in book-entry form through DTC.
Denominations:	The Offered Notes are issuable in minimum denominations of an original amount of $100,000 and multiples of $1,000 in excess thereof.
Legal Structure:	Owner Trust.
Tax Status:	The Notes, other than those Notes retained by the Seller, are expected to be treated as debt instruments for federal income tax purposes.
ERISA Considerations:

The Offered Notes are expected to be eligible for purchase by ERISA plans.  A fiduciary of any benefit plan should very carefully review with its legal advisors whether the purchase or holding of any Notes to a transaction prohibited or not otherwise permissible under ERISA.

SMMEA Eligibility:	The Notes will not be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
P&I Advances:

The Servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the Servicer reasonably believes that such cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Notes and are not intended to guarantee or insure against losses.  If the Servicer fails to make delinquency advances, the Master Servicer will be obligated to make such advances.

Net Mortgage Rate:

On any mortgage loan, the then applicable mortgage rate thereon minus the applicable servicing fee rate, which includes any applicable LPMI fee. All ongoing compensation for the Owner Trustee, Indenture Trustee and Custodian will be paid by the Master Servicer from float income generated by cash collections held by the Master Servicer from the Determination Date through the Payment Date.

Note Interest Rate:	For any class of Notes, a per annum rate equal to the least of (1) One-Month LIBOR plus the applicable margin, (ii) 11.500% and (iii) the Available Funds Rate.
Interest Distribution Amount:

On each Payment Date holders of the Notes will be entitled to receive the interest that has accrued on the Notes at the related Note Interest Rate (as described in the footnotes to the table on page 3) during the accrual period, and any interest due on a prior Payment Date that was not paid.

The “accrual period” for all of the Notes will be the period from and including the preceding Payment Date (or from the Settlement Date with respect to the first Payment Date) to and including the day prior to the current Payment Date.  The trustee will calculate interest on the Notes on an actual/360 basis. The Notes will settle flat on the Closing Date.

Credit Enhancement:

•  Subordination: Initially, 16.75% for the Class A-1 Notes, 6.75% for the Class A-2 Notes, 5.55% for the Class M-1 Notes,  4.50% for the Class M-2 Notes,  3.85% for the Class M-3 Notes, 2.80% for the Class M-4 Notes, 1.60% for the Class M-5 Notes, 0.50% for the Class B-1 Notes and  0.00% for the Class B-2 Notes.

•  Overcollateralization (“OC”):

Initial (% Orig.)

0.00%

OC Target (% Orig.)

0.50%

Stepdown (% Current)

1.00%

OC Floor (% Orig.)

0.50%

•

Excess spread, which will initially be equal to approximately [49] bps per annum (before losses) as of the Cut-off Date, is expected to be available to cover losses and to build and maintain the OC Target on each Payment Date after the Payment Date in September 2005.

•

Any Net Swap Payments received from the Swap Provider.

Interest Remittance Amount:

With respect to any Payment Date, the sum of (1) all interest received or advanced by the Servicer or the Master Servicer for the related collection period, (2) all compensating interest payments paid with respect to the mortgage loans that prepaid during the related prepayment period and (3) the portion of any purchase price or other amount paid with respect to the mortgage loans allocable to interest; net of any fees or other amounts reimbursable to the Master Servicer, the Servicer, the Securities Administrator, the Indenture Trustee, the Custodian, the Owner Trustee, any LPMI insurer and minus any Net Swap Payment or Swap Termination Payment not resulting from an event of default or certain termination events with respect to the Swap Provider (a “Swap Provider Trigger Event”) owed to the Swap Provider.

Principal Remittance Amount:

With respect to any Payment Date, the sum of (1) the principal portion of all scheduled monthly payments on the mortgage loans due on the related due date, to the extent received or advanced; (2) the principal portion of all proceeds of the repurchase of a mortgage loan (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the mortgage loan purchase agreement during the preceding calendar month; (3) the principal portion of all other unscheduled collections received during the preceding calendar month in respect of the related mortgage loans, including full and partial prepayments, the proceeds of any repurchase of such mortgage loans by the Mortgage Loan Seller, Servicer or the holder or the Equity Certificate, liquidation proceeds and insurance proceeds; net of any fees payable to, and amounts reimbursable to, the Master Servicer, the Servicer, the Securities Administrator, the Indenture Trustee, the Custodian, the Owner Trustee, any LPMI insurer (to the extent not reimbursed from Interest Funds) and net of any Net Swap Payment or Swap Termination Payment not due to a Swap Provider Trigger Event, owed to the Swap Provider, to the extent not paid on prior Payment Dates or from the Interest Remittance Amount on such Payment Date.

Accrued Note Interest:

For any Payment Date and each class of Notes,  interest accrued during the related Accrual Period at the then-applicable Note Interest Rate on the related Note Principal Balance thereof  immediately prior to such Payment Date minus any Deferred Interest for such class.

Available Funds Rate:

With respect to any Payment Date and the Notes, the per annum rate equal to the product of (1) (a) 360 divided by (b) the actual number of days in the accrual period and (2) (a) Interest Remittance Amount for such Payment Date less Net Swap Payments and Swap Termination Payments (other than a Swap Termination Payment due to a Swap Provider Termination Event), divided by (b) the aggregate principal balance of the mortgage loans as of the first day of the related collection period.

Basis Risk Carryforward Amount:

For any Payment Date, the sum of (i) if the Note Interest Rate for a Class of Notes is calculated based on the Available Funds Rate, the excess, if any, of (a) the amount of Accrued Note Interest calculated using the lesser of (x) One-month LIBOR plus the related margin and (y) 11.50% over (b) the amount of Accrued Note Interest calculated using a Note Interest Rate equal to the related Available Funds Rate for such Payment Date and (ii) the Basis Risk Carryforward Amount for all previous Payment Dates not previously paid plus interest thereon at the related Note Interest Rate.

Extra Principal Payment Amount:	With respect to any Payment Date, the lesser of (x) the Monthly Excess Interest for such Payment Date and (y) the Overcollateralization Deficiency Amount for such Payment Date.
Net Monthly Excess Cashflow:

With respect to any Payment Date,  (a) the sum of (1) the Overcollateralization Release Amount, (2) Monthly Excess Interest and (3) any Principal Payment Amount remaining after application under “Priority of Payments—Principal Distributions” below minus (b) the Extra Principal Payment Amount.

Monthly Excess Interest:	With respect to any Payment Date, the amount of the Interest Remittance Amount remaining after application under "Priority of Payments-Interest Distributions" below.
Principal Payment Amount:

With respect to any Payment Date, (a) the sum of (1) the Principal Remittance Amount for such Payment Date and (2) the Extra Principal Payment Amount for such Payment Date minus (b) the Overcollateralization Release Amount.

Priority of Payments:

On each Payment Date, distributions on the Notes, to the extent of available funds, will be made according to the following priority:

Interest Distributions:

1)

To the holders of the Class A Certificates, on a pro rata basis, the Interest Distribution Amount for each such class; and

2)

To the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1 and Class B-2 Certificates, sequentially, the Interest Distribution Amount for each such class.

Principal Distributions:

Prior to the Stepdown Date or on which a Trigger Event is in effect:

1)

To the holders of the Class A-1 and Class A-2 Notes, on a pro rata basis, from the Principal Payment Amount until the Note Principal Balance of each such class has been reduced to zero;

2)

To the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1 and Class B-2 Notes, sequentially, from remaining Principal Payment Amount, until the Note Principal Balance of such class has been reduced to zero; and

3)

Any remainder as part of Net Monthly Excess Cashflow as described below.

On or after the Stepdown Date on which a Trigger Event is not in effect:

1)

The Class A Principal Distribution Amount to the holders of the Class A-1 and Class A-2 Notes, pro rata, until the Note Principal Balance of each such class has been reduced to zero;

2)

To the holders of the Class M-1 Notes, Class M-1 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

3)

To the holders of the Class M-2 Notes, Class M-2 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

4)

To the holders of the Class M-3 Notes, Class M-3 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

5)

To the holders of the Class M-4 Notes, Class M-4 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

6)

To the holders of the Class M-5 Notes, Class M-5 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

7)

To the holders of the Class B-1 Notes, Class B-1 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

8)

To the holders of the Class B-2 Notes, Class B-2 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero; and

9)

Any remainder as part of  Net Monthly Excess Cashflow as described below.

Swap Payments:

Funds payable under the swap agreement will be deposited into a reserve account (the “Swap Account”).

Net Swap Payments and Swap Termination Payments (not due to a Swap Provider Trigger Event) that are payable to the Swap Provider will be paid to the Swap Account from any available funds prior to distributions on the Notes and will be distributed to the Swap Provider on each Payment Date in the following order of priority:

1)

to the Swap Provider, any Net Swap Payment owed for such Payment Date; and

2)

to the Swap Provider, any Swap Termination Payment not due to a Swap Provider Trigger Event.

All payments payable by the Swap Provider under each Swap Agreement will be deposited into the Swap Account and will be distributed on each  Payment Date in the following order of priority:

1)

to the holders of the Class A Notes, on a pro rata basis, to pay the related Interest Distribution Amount to the extent unpaid from the Interest Remittance Amount;

2)

to the holders of the Class M  and Class B Notes, sequentially, to pay the related Interest Distribution Amount to the extent unpaid from the Interest Remittance Amount;

3)

to pay, first to the Class A Notes on a pro rata basis, and second, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1 and Class B-2 Notes, in that order, any Basis Risk Carryover Amounts for such Payment Date;

4)

to pay as principal to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1 and Class B-2 Notes to maintain the Overcollateralization Target Amount for such Payment Date (to the extent the Overcollateralization Amount is reduced below the Overcollateralization Target Amount and to the extent not covered by Net Monthly Excess Cashflow) distributed in the same manner and priority as the Principal Distribution Amount; and

5)

to the party named in the Indenture and Trust Agreement, any remaining amounts.

Net Monthly Excess Cashflow Distributions:

With respect to any Payment Date after the Payment Date in September 2005, “Net Monthly Excess Cashflow for such Payment Date shall be distributed as follows to the extent not covered by amounts paid pursuant to the Swap Agreement (other than in the case of clause (i) below):

(i)

to the  holders  of  the  class  or  classes  of  Notes  then  entitled  to  receive distributions in respect of principal, in an amount equal to the Extra Principal Payment Amount,  distributable  as  part  of  the  Principal Payment Amount;

(ii)

to the holders of the Class A-1 and Class A-2, pro rata, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1 and Class B-2 Notes, in that order, in an amount equal to the Deferred Interest for such Notes;

(iii)

to the holders of the Class A Notes, pro rata, any Basis Risk Carryover Amounts for such classes;

(iv)

to the holders of the Class M and Class B Notes, sequentially, any Basis Risk Carryover Amounts for such classes;

(v)

to the holders of the Class A Notes, Class M and Class B Notes, in an amount equal to such notes’ allocated  share  of  any  Prepayment  Interest  Shortfalls  and  any  shortfalls  resulting from  the  application  of  the  Relief  Act,  in  each  case,  without  interest  accrued thereon;

(vi)

to the Swap Provider, any Swap Termination Payment to the extent not previously paid to the Swap Provider; and

(vii)

to the holder of the Equity Certificate as provided in the Indenture and the Trust Agreement.

Overcollateralization Deficiency Amount:	For any Payment Date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralization Amount on such Payment Date.
Overcollateralization Target Amount:

With respect to any payment date (a) prior to the Stepdown Date, approximately 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date, (b) on or after the Stepdown Date and if a Trigger Event is not in effect, the greater of (i) the lesser of (1) approximately 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date and (2) 1.00% of the then current aggregate Stated Principal Balance of the mortgage loans as of that Payment Date and (ii) the Overcollateralization Floor, which is approximately $5,602,991, and (c) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Payment Date.

Overcollateralization Release Amount:

With respect to any Payment Date is the lesser of (x) the sum of the Principal Remittance Amount for such Payment Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Payment Date (assuming that 100% of the Principal Payment Amount is applied as a principal payment on such Payment Date) over (ii) the Overcollateralization Target Amount for such Payment Date (with the amount pursuant to clause (y) deemed to be $0 if the Overcollateralization Amount is less than or equal to the Overcollateralization Target Amount on that Payment Date).

Overcollateralization Amount:	For any Payment Date, the amount, if any, by which (i) the aggregate Stated Principal Balance of the mortgage loans exceeds (ii) the aggregate Note Principal Balance of the Notes.
Realized Losses:

With respect to a mortgage loan is (1) a Bankruptcy Loss or (2) as to any Liquidated Mortgage Loan, the unpaid principal balance thereof plus accrued and unpaid interest thereon at the mortgage rate through the last day of the month of liquidation less the net liquidation proceeds with respect to such mortgage loan and the related mortgaged property.

Deferred Interest:

For any class of notes and any payment date, (a) the amount of interest accrued on the Principal Deficiency Amount for such class of notes (b) any amounts due pursuant to clause (a) for such class for prior payment dates that remain unpaid and (c) interest accrued during the related accrual period on the amount described in clause (b) at the applicable Note Interest Rate.

Principal Deficiency Amount:

To the extent that the aggregate Note Principal Balance of the notes exceeds the aggregate stated principal balance of the mortgage loans, a “Principal Deficiency Amount” is created for each class of notes (not to exceed the class principal balance of each such class of notes) in inverse order of seniority. For purposes of allocating a Principal Deficiency Amount the Class A-1 Notes are senior to the Class A-2 Notes.

Stepdown Date:

The later to occur of (x) the Payment Date occurring in September 2008 and (y) the first Payment Date on which the Credit Enhancement Percentage for the Class A Notes (calculated for this purpose only after taking into account distributions of principal on the related mortgage loans, but prior to any distribution of the Principal Payment Amounts to the holders of the Notes then entitled to distributions of principal on such Payment Date)  is greater than or equal to approximately 14.50%.

Trigger Event:

A “Trigger Event,” with respect to each Payment Date on or after the Stepdown Date, exists (i) if the three-month rolling average of the percent equal to the aggregate Stated Principal Balance of the related mortgage loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties over  the aggregate Stated Principal Balance of the related mortgage loans as of the last day of the related due period, equals or exceeds 36% of  the aggregate Note Principal Balance of the Class M Notes and Class B Notes plus the Overcollateralization Amount or (ii) if the Cumulative Loss Test has been violated.

Cumulative Loss Test:

The Cumulative Loss Test is violated on any Payment Date if the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the mortgage loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Payment Date.

Payment Date:                                                      Percentage

September 2008 through August 2009:                    [0.75%]

September  2009 through August 2010:                   [1.25%]

September 2010 through August 2011:                    [1.50%]

September 2011 and thereafter:                                [1.75%]

Class A Principal Distribution Amount:

For any applicable Payment Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (A) the related Principal Payment Amount for such Payment Date and (B) an amount equal to the excess of (x) the aggregate Note Principal Balance of the Class A-1 and Class A-2 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of  (i) [85.50]% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period and (B) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the OC Floor.

Class M-1 Principal Distribution Amount:

For any applicable Payment Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (x) the remaining Principal Payment Amount for that Payment Date after payment of the Class A Principal Distribution Amount and (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount and (2) the Note Principal Balance of the Class M-1 Notes immediately prior to such Payment Date, over (B) the lesser of (a) the product of (i) approximately [87.90]% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the OC Floor.

Class M-2 Principal Distribution Amount:

For any applicable Payment Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (x) the remaining Principal Payment Amount for that Payment Date after payment of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount and (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount for such Payment Date) and (3) the Note Principal Balance of the Class M-2 Notes immediately prior to such Payment Date, over (B) the lesser of (a) the product of (i) approximately [90.00]% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the OC Floor.

Class M-3 Principal Distribution Amount:

For any applicable Payment Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (x) the remaining Principal Payment Amount for that Payment Date after payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount and (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount for such Payment Date), (3) the Note Principal Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount for such Payment Date) and (4) the Note Principal Balance of the Class M-3 Notes immediately prior to such Payment Date, over (B) the lesser of (a) the product of (i) approximately [91.30]% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the OC Floor.

Class M-4 Principal Distribution Amount:

For any applicable Payment Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (x) the remaining Principal Payment Amount for that Payment Date after payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount and (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount for such Payment Date), (3) the Note Principal Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount for such Payment Date), (4) the Note Principal Balance of the Class M-3 Notes(after taking into account the payment of the Class M-3 Principal Distribution Amount for such Payment Date) and (5) the Note Principal Balance of the Class M-4 Notes immediately prior to such Payment Date over (B) the lesser of (a) the product of (i) approximately [93.40]% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the OC Floor.

Class M-5 Principal Distribution Amount:

For any applicable Payment Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (x) the remaining Principal Payment Amount for that Payment Date after payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount  (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount for such Payment Date), (3) the Note Principal Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount for such Payment Date), (4) the Note Principal Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Distribution Amount for such Payment Date),  (5) the Note Principal Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Distribution Amount for such Payment Date),  and (6) the Note Principal Balance of the Class M-5 Notes immediately prior to such Payment Date, over (B) the lesser of (a) the product of (i) approximately  [95.80]% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the OC Floor.

Class B-1 Principal Distribution Amount:

For any applicable Payment Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (x) the remaining Principal Payment Amount for that Payment Date after payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount and Class M-5 Principal Distribution Amount  (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount for such Payment Date), (3) the Note Principal Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount for such Payment Date), (4) the Note Principal Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Distribution Amount for such Payment Date),  (5) the Note Principal Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Distribution Amount for such Payment Date),  (6) the Note Principal Balance of the Class M-5 Notes (after taking into account the payment of the Class M-5 Principal Distribution Amount for such Payment Date) and (7) the Note Principal Balance of the Class B-1 Notes immediately prior to such Payment Date over (B) the lesser of (a) the product of (i) approximately  [98.00]% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the OC Floor.

Class B-2 Principal Distribution Amount:

For any applicable Payment Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of  (x) the remaining Principal Payment Amount for that Payment Date after payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount and Class B-1 Principal Distribution Amount  (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount for such Payment Date), (3) the Note Principal Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount for such Payment Date), (4) the Note Principal Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Distribution Amount for such Payment Date),  (5) the Note Principal Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Distribution Amount for such Payment Date),  (6) the Note Principal Balance of the Class M-5 Notes (after taking into account the payment of the Class M-5 Principal Distribution Amount for such Payment Date) , (7) the Note Principal Balance of the Class B-1 Notes (after taking into account the payment of the Class B-1 Principal Distribution Amount for such Payment Date) and (8) the Note Principal Balance of the Class B-2 Notes immediately prior to such Payment Date over (B) the lesser of (a) the product of (i) approximately [99.00]% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the OC Floor.

Swap Agreements:

On the Closing Date, the Issuer will enter into three separate Swap Agreements with initial notional amounts equal to the scheduled principal balances of the 3-year Hybrids ($125,576,261), the 5-year Hybrids ($699,744,520) and the 7-year Hybrids ($216,514,463), respectively. Under the Swap Agreements, on each Payment Date, the Issuer shall be obligated to pay to the Swap Provider an amount equal to [4.570%] (per annum) with respect to the 3-year Hybrids, [4.765%] (per annum) with respect to the 5-year Hybrids and [4.835%] (per annum) with respect to the 7-year Hybrids, in each case on a notional amount equal to the lesser of the related actual collateral balance and the related swap agreement scheduled notional amount set forth in Exhibit I (such lesser amount the “Swap Notional Amount”), and the Issuer will be entitled to receive from the Swap Provider an amount equal to One-Month LIBOR (as determined pursuant to the Swap Agreements) per annum on a notional amount equal to the Swap Notional Amount, accrued during each swap accrual period in each case until the related swap is retired. Under each Swap Agreement, only the net amount of the two obligations above (the “Net Swap Payment”) will be paid by the appropriate party.

Upon early termination of each Swap Agreement, the Issuer or the Swap Provider may be liable to make a termination payment (the “Swap Termination Payment”) to the other party, regardless of which party caused the termination. The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreements. In the event that the Issuer is required to make a Swap Termination Payment (other than a Swap Termination Payment due to a Swap Provider Trigger Event),  such amount will be paid on the related Payment Date, and on any subsequent Payment Dates until paid in full, prior to distributions to noteholders. Shown in Exhibit I are the swap agreement scheduled notional amounts, which generally have been derived using a prepayment speed of 25% CPR.

Swap Provider:	An entity rated [AA-/Aa3] by S&P and Moody’s (which may include an affiliate of the Depositor and/or Underwriter)

Exhibit I-Swap Agreement Scheduled Notional Amounts

Assumptions:

- run at 25%CPR

	3-year	5-year	7-year		3-year	5-year	7-year
period	Hybrids	Hybrids	Hybrids	period	Hybrids	Hybrids	Hybrids
1	125,576,260.54	699,744,519.83	216,514,462.80	43	0.00	255,654,786.23	79,104,526.20
2	122,601,556.81	683,168,674.80	211,385,576.35	44	0.00	249,598,727.20	77,230,664.63
3	119,697,319.12	666,985,485.41	206,378,185.15	45	0.00	243,686,126.67	75,401,191.88
4	116,861,878.25	651,185,650.28	201,489,411.15	46	0.00	237,913,586.32	73,615,056.46
5	114,093,604.50	635,760,088.35	196,716,444.50	47	0.00	232,277,788.36	71,871,231.77
6	111,390,906.79	620,699,933.68	192,056,541.91	48	0.00	226,775,493.57	70,168,715.55
7	108,752,231.74	605,996,530.33	187,507,025.07	49	0.00	221,403,539.48	68,506,529.25
8	106,176,062.74	591,641,427.44	183,065,279.12	50	0.00	216,158,838.51	66,883,717.52
9	103,660,919.12	577,626,374.32	178,728,751.12	51	0.00	211,038,376.24	65,299,347.64
10	101,205,355.30	563,943,315.73	174,494,948.65	52	0.00	206,039,209.66	63,752,509.00
11	98,807,959.91	550,584,387.23	170,361,438.28	53	0.00	201,158,465.46	62,242,312.52
12	96,467,355.03	537,541,910.69	166,325,844.26	54	0.00	196,393,338.39	60,767,890.21
13	94,182,195.41	524,808,389.87	162,385,847.10	55	0.00	191,741,089.68	59,328,394.65
14	91,951,167.61	512,376,506.10	158,539,182.27	56	0.00	187,199,045.40	57,922,998.47
15	89,772,989.34	500,239,114.06	154,783,638.86	57	0.00	182,764,595.00	56,550,893.91
16	87,646,408.68	488,389,237.71	151,117,058.36	58	0.00	178,435,189.74	55,211,292.35
17	85,570,203.37	476,820,066.26	147,537,333.37	59	0.00	174,208,341.27	53,903,423.83
18	83,543,180.10	465,524,950.26	144,042,406.43	60	0.00	170,081,620.18	52,626,536.66
19	81,564,173.80	454,497,397.75	140,630,268.80	61	0.00	0.00	51,379,896.93
20	79,632,047.05	443,731,070.58	137,298,959.34	62	0.00	0.00	50,162,788.14
21	77,745,689.34	433,219,780.74	134,046,563.34	63	0.00	0.00	48,974,510.73
22	75,904,016.47	422,957,486.79	130,871,211.49	64	0.00	0.00	47,814,381.75
23	74,105,969.93	412,938,290.42	127,771,078.71	65	0.00	0.00	46,681,734.39
24	72,350,516.28	403,156,433.02	124,744,383.19	66	0.00	0.00	45,575,917.66
25	70,636,646.55	393,606,292.40	121,789,385.33	67	0.00	0.00	44,496,295.99
26	68,963,375.70	384,282,379.57	118,904,386.70	68	0.00	0.00	43,442,248.85
27	67,329,742.01	375,179,335.54	116,087,729.15	69	0.00	0.00	42,413,170.43
28	65,734,806.51	366,291,928.28	113,337,793.77	70	0.00	0.00	41,408,469.26
29	64,177,652.53	357,615,049.70	110,653,000.03	71	0.00	0.00	40,427,567.87
30	62,657,385.07	349,143,712.69	108,031,804.82	72	0.00	0.00	39,469,902.49
31	61,173,130.35	340,873,048.31	105,472,701.60	73	0.00	0.00	38,534,922.70
32	59,724,035.29	332,798,302.94	102,974,219.50	74	0.00	0.00	37,622,091.10
33	58,309,267.01	324,914,835.56	100,534,922.51	75	0.00	0.00	36,730,883.05
34	56,928,012.35	317,218,115.10	98,153,408.61	76	0.00	0.00	35,860,786.31
35	55,579,477.45	309,703,717.81	95,828,309.03	77	0.00	0.00	35,011,300.79
36	54,262,887.21	302,367,324.76	93,558,287.40	78	0.00	0.00	34,181,938.25
37	0.00	295,204,719.30	91,342,038.99	79	0.00	0.00	33,372,221.99
38	0.00	288,211,784.68	89,178,290.02	80	0.00	0.00	32,581,686.64
39	0.00	281,384,501.66	87,065,796.86	81	0.00	0.00	31,809,877.82
40	0.00	274,718,946.21	85,003,345.33	82	0.00	0.00	31,056,351.94
41	0.00	268,211,287.27	82,989,750.02	83	0.00	0.00	30,320,675.90
42	0.00	261,857,784.52	81,023,853.62	84	0.00	0.00	29,602,426.87

Exhibit II – Available Funds Cap Schedule

Assumptions:

- One-Month and Six-Month LIBOR at 20%

- 25% CPR to the 20% Optional Termination

	Class A-1	Class A-2	Class M-1	Class M-2	Class M-3
Payment	Effective	Effective	Effective	Effective	Effective
Date	Coupon	Coupon	Coupon	Coupon	Coupon
25-Sep-05	3.90	4.00	4.08	4.10	4.14
25-Oct-05	11.50	11.50	11.50	11.50	11.50
25-Nov-05	11.50	11.50	11.50	11.50	11.50
25-Dec-05	11.50	11.50	11.50	11.50	11.50
25-Jan-06	11.50	11.50	11.50	11.50	11.50
25-Feb-06	11.50	11.50	11.50	11.50	11.50
25-Mar-06	11.50	11.50	11.50	11.50	11.50
25-Apr-06	11.50	11.50	11.50	11.50	11.50
25-May-06	11.50	11.50	11.50	11.50	11.50
25-Jun-06	11.50	11.50	11.50	11.50	11.50
25-Jul-06	11.50	11.50	11.50	11.50	11.50
25-Aug-06	11.50	11.50	11.50	11.50	11.50
25-Sep-06	11.50	11.50	11.50	11.50	11.50
25-Oct-06	11.50	11.50	11.50	11.50	11.50
25-Nov-06	11.50	11.50	11.50	11.50	11.50
25-Dec-06	11.50	11.50	11.50	11.50	11.50
25-Jan-07	11.50	11.50	11.50	11.50	11.50
25-Feb-07	11.50	11.50	11.50	11.50	11.50
25-Mar-07	11.50	11.50	11.50	11.50	11.50
25-Apr-07	11.50	11.50	11.50	11.50	11.50
25-May-07	11.50	11.50	11.50	11.50	11.50
25-Jun-07	11.50	11.50	11.50	11.50	11.50
25-Jul-07	11.50	11.50	11.50	11.50	11.50
25-Aug-07	11.50	11.50	11.50	11.50	11.50
25-Sep-07	11.50	11.50	11.50	11.50	11.50
25-Oct-07	11.50	11.50	11.50	11.50	11.50
25-Nov-07	11.50	11.50	11.50	11.50	11.50
25-Dec-07	11.50	11.50	11.50	11.50	11.50
25-Jan-08	11.50	11.50	11.50	11.50	11.50
25-Feb-08	11.50	11.50	11.50	11.50	11.50
25-Mar-08	11.50	11.50	11.50	11.50	11.50
25-Apr-08	11.50	11.50	11.50	11.50	11.50
25-May-08	11.50	11.50	11.50	11.50	11.50
25-Jun-08	11.50	11.50	11.50	11.50	11.50
25-Jul-08	11.50	11.50	11.50	11.50	11.50
25-Aug-08	11.50	11.50	11.50	11.50	11.50
25-Sep-08	11.50	11.50	11.50	11.50	11.50
25-Oct-08	11.50	11.50	11.50	11.50	11.50
25-Nov-08	11.50	11.50	11.50	11.50	11.50
25-Dec-08	11.50	11.50	11.50	11.50	11.50
25-Jan-09	11.50	11.50	11.50	11.50	11.50
25-Feb-09	11.50	11.50	11.50	11.50	11.50
25-Mar-09	11.50	11.50	11.50	11.50	11.50
25-Apr-09	11.50	11.50	11.50	11.50	11.50
25-May-09	11.50	11.50	11.50	11.50	11.50
25-Jun-09	11.50	11.50	11.50	11.50	11.50
25-Jul-09	11.50	11.50	11.50	11.50	11.50
25-Aug-09	11.50	11.50	11.50	11.50	11.50
25-Sep-09	11.50	11.50	11.50	11.50	11.50
25-Oct-09	11.50	11.50	11.50	11.50	11.50
25-Nov-09	11.50	11.50	11.50	11.50	11.50
25-Dec-09	11.50	11.50	11.50	11.50	11.50
25-Jan-10	11.50	11.50	11.50	11.50	11.50
25-Feb-10	11.50	11.50	11.50	11.50	11.50
25-Mar-10	11.50	11.50	11.50	11.50	11.50
25-Apr-10	11.50	11.50	11.50	11.50	11.50
25-May-10	11.50	11.50	11.50	11.50	11.50
25-Jun-10	11.50	11.50	11.50	11.50	11.50
25-Jul-10	11.50	11.50	11.50	11.50	11.50
25-Aug-10	11.50	11.50	11.50	11.50	11.50
25-Sep-10	11.50	11.50	11.50	11.50	11.50
25-Oct-10	11.50	11.50	11.50	11.50	11.50
25-Nov-10	11.50	11.50	11.50	11.50	11.50
25-Dec-10	11.50	11.50	11.50	11.50	11.50
25-Jan-11	11.50	11.50	11.50	11.50	11.50
25-Feb-11	11.50	11.50	11.50	11.50	11.50
25-Mar-11	11.50	11.50	11.50	11.50	11.50
25-Apr-11	11.50	11.50	11.50	11.50	11.50

Exhibit III- Price/Yield Tables

Assumptions:
	10% CPR	15% CPR	25% CPR	30% CPR	35% CPR	45% CPR	55% CPR

Class A-1 to Maturity
Price: 100.00%
Yield (%)	3.96	3.96	3.98	3.98	3.98	3.98	3.96
WAL (yrs)	7.87	5.53	3.25	2.62	2.16	1.52	1.07
Start Date	9/25/2005	9/25/2005	9/25/2005	9/25/2005	9/25/2005	9/25/2005	9/25/2005
End Date	4/25/2034	3/25/2031	1/25/2023	2/25/2020	10/25/2017	7/25/2014	4/25/2012

Class A-2 to Maturity
Price: 100.00%
Yield (%)	4.06	4.08	4.09	4.10	4.10	4.09	4.07
WAL (yrs)	7.87	5.53	3.25	2.62	2.16	1.52	1.07
Start Date	9/25/2005	9/25/2005	9/25/2005	9/25/2005	9/25/2005	9/25/2005	9/25/2005
End Date	4/25/2034	3/25/2031	1/25/2023	2/25/2020	10/25/2017	7/25/2014	4/25/2012

Class M-1 to Maturity
Price: 100.00%
Yield (%)	4.14	4.15	4.15	4.15	4.15	4.18	4.24
WAL (yrs)	13.55	9.61	5.71	4.81	4.28	3.9	4.43
Start Date	3/25/2012	12/25/2009	10/25/2008	11/25/2008	12/25/2008	3/25/2009	11/25/2009
End Date	6/25/2029	2/25/2024	3/25/2017	2/25/2015	6/25/2013	4/25/2011	5/25/2010

Class M-2 to Maturity
Price: 100.00%
Yield (%)	4.16	4.17	4.17	4.17	4.17	4.20	4.25
WAL (yrs)	13.48	9.54	5.65	4.75	4.21	3.78	4.03
Start Date	3/25/2012	12/25/2009	9/25/2008	10/25/2008	11/25/2008	2/25/2009	7/25/2009
End Date	8/25/2028	4/25/2023	8/25/2016	8/25/2014	1/25/2013	12/25/2010	11/25/2009

Class M-3 to Maturity
Price: 100.00%
Yield (%)	4.20	4.21	4.22	4.22	4.22	4.24	4.29
WAL (yrs)	13.40	9.46	5.59	4.69	4.15	3.67	3.79
Start Date	3/25/2012	12/25/2009	9/25/2008	10/25/2008	11/25/2008	1/25/2009	5/25/2009
End Date	10/25/2027	6/25/2022	1/25/2016	1/25/2014	8/25/2012	9/25/2010	7/25/2009

Assumptions:
	10% CPR	15% CPR	25% CPR	30% CPR	35% CPR	45% CPR	55% CPR

Class A-1 to 20% Optional Termination
Price: 100.00%
Yield (%)	3.93	3.93	3.93	3.93	3.93	3.93	3.93
WAL (yrs)	6.90	4.69	2.67	2.14	1.75	1.26	0.95
Start Date	9/25/2005	9/25/2005	9/25/2005	9/25/2005	9/25/2005	9/25/2005	9/25/2005
End Date	8/25/2019	7/25/2015	4/25/2011	3/25/2010	5/25/2009	5/25/2008	9/25/2007

Class A-2 to 20% Optional Termination
Price: 100.00%
Yield	4.03	4.03	4.03	4.03	4.03	4.03	4.03
WAL (yrs)	6.90	4.69	2.67	2.14	1.75	1.26	0.95
Start Date	9/25/2005	9/25/2005	9/25/2005	9/25/2005	9/25/2005	9/25/2005	9/25/2005
End Date	8/25/2019	7/25/2015	4/25/2011	3/25/2010	5/25/2009	5/25/2008	9/25/2007

Class M-1 to 20% Optional Termination
Price: 100.00%
Yield	4.11	4.11	4.11	4.11	4.11	4.11	4.11
WAL (yrs)	11.61	7.97	4.60	3.91	3.51	2.74	2.07
Start Date	3/25/2012	12/25/2009	10/25/2008	11/25/2008	12/25/2008	5/25/2008	9/25/2007
End Date	8/25/2019	7/25/2015	4/25/2011	3/25/2010	5/25/2009	5/25/2008	9/25/2007

Class M-2 to 20% Optional Termination
Price: 100.00%
Yield	4.14	4.14	4.14	4.14	4.14	4.14	4.14
WAL (yrs)	11.61	7.97	4.59	3.90	3.48	2.74	2.07
Start Date	3/25/2012	12/25/2009	9/25/2008	10/25/2008	11/25/2008	5/25/2008	9/25/2007
End Date	8/25/2019	7/25/2015	4/25/2011	3/25/2010	5/25/2009	5/25/2008	9/25/2007

Class M-3 to 20% Optional Termination
Price: 100.00%
Yield	4.18	4.18	4.18	4.18	4.18	4.18	4.18
WAL (yrs)	11.61	7.97	4.59	3.88	3.46	2.74	2.07
Start Date	3/25/2012	12/25/2009	9/25/2008	10/25/2008	11/25/2008	5/25/2008	9/25/2007
End Date	8/25/2019	7/25/2015	4/25/2011	3/25/2010	5/25/2009	5/25/2008	9/25/2007

Exhibit IV – Collateral Summary

HomeBanc Mortgage Trust, Series 2005-4
Preliminary Collateral Information As of August 1, 2005

TOTAL CURRENT BALANCE:	$1,120,598,133.51
TOTAL ORIGINAL BALANCE:	$1,122,205,097.00

NUMBER OF LOANS:	5,205

	TOTAL	MIN	MAX
AVG CURRENT BALANCE:	$215,292.63	$251.56	$2,000,000
AVG ORIGINAL AMOUNT:	$215,601.36	$10,000	$2,000,000

WAVG GROSS COUPON:	5.814%	3.500%	8.875%
WAVG GROSS MARGIN:	2.321%	1.375%	5.00%
WAVG MAX INT RATE:	12.920%	9.500%	18.000%
WAVG PERIODIC RATE CAP:	5.000%	5.000%	5.000%
*Non -zero weighted average
WAVG ORIGINAL LTV:	79.56%	2.70%	100.00%
WAVG ORIGINAL CLTV:	86.23%	19.23%	120.01%

WAVG FICO SCORE:	727	608	821
*Non -zero weighted average
WAVG ORIGINAL TERM:	353	240	360
WAVG REMAINING TERM:	352	228	360
WAVG SEASONING:	1	0	18

WAVG RATE ADJ FREQ:	6	1	6
INTEREST ONLY:	100%, All loans are interest only with 10 year interest only period.

TOP 3 STATES:	Florida	57.92%
	Georgia	35.60%
	North Carolina	5.21%

MAXIMUM 3 ZIP CODES:	Pampano Beach, FL	33076	1.13%
	West Palm Beach, FL	33414	1.09%
	Suwanee, GA	30024	1.03%
	Windermere, FL	34786	1.03%

FIRST PAY DATE:	3/1/2004	10/1/2005
RATE CHANG DATE:	9/1/2005	9/1/2012
MATURE DATE:	8/1/2024	9/1/2035

CURRENT BALANCE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
0 - 50,000	767	22,334,310.55	1.99	7.363	726	29,119	15.41	93.05
50,001 - 100,000	388	29,496,571.77	2.63	6.767	725	76,022	46.25	80.55
100,001 - 150,000	971	124,528,363.11	11.11	5.952	729	128,248	81.12	72.90
150,001 - 200,000	919	160,294,405.08	14.30	5.889	725	174,423	84.00	71.17
200,001 - 250,000	664	148,560,169.26	13.26	5.829	728	223,735	85.68	66.03
250,001 - 300,000	399	109,454,622.07	9.77	5.776	726	274,322	84.83	63.66
300,001 - 350,000	305	99,175,064.34	8.85	5.704	730	325,164	84.03	59.52
350,001 - 400,000	210	78,906,048.51	7.04	5.648	727	375,743	81.72	56.40
400,001 - 450,000	149	63,480,810.69	5.66	5.685	725	426,046	82.18	53.75
450,001 - 500,000	121	58,113,099.13	5.19	5.651	726	480,274	79.82	56.85
500,001 - 550,000	64	33,778,342.21	3.01	5.740	729	527,787	81.48	59.34
550,001 - 600,000	65	37,286,876.54	3.33	5.647	724	573,644	81.91	58.53
600,001 - 650,000	66	41,717,931.81	3.72	5.655	734	632,090	79.50	56.17
650,001 - 700,000	21	14,283,350.00	1.27	5.650	720	680,160	74.03	66.71
700,001 - 750,000	11	8,014,450.00	0.72	5.581	719	728,586	74.14	63.55
750,001 - 800,000	15	11,719,230.63	1.05	5.545	717	781,282	73.65	86.57
800,001 - 850,000	10	8,262,005.00	0.74	5.426	739	826,201	67.33	79.90
850,001 - 900,000	1	900,000.00	0.08	5.375	761	900,000	69.23	100.00
900,001 - 950,000	9	8,266,900.00	0.74	5.324	736	918,544	73.76	89.08
950,001 - 1,000,000	22	21,712,632.81	1.94	5.614	744	986,938	73.22	72.71
1,000,001 - 1,100,000	3	3,236,350.00	0.29	5.412	766	1,078,783	68.20	100.00
1,100,001 - 1,200,000	4	4,687,500.00	0.42	5.347	691	1,171,875	71.26	100.00
1,200,001 - 1,300,000	3	3,718,000.00	0.33	5.336	734	1,239,333	63.83	100.00
1,300,001 - 1,400,000	1	1,400,000.00	0.12	5.250	764	1,400,000	79.24	100.00
1,400,001 - 1,500,000	8	11,664,800.00	1.04	5.764	717	1,458,100	68.45	100.00
1,500,001 +	9	15,606,300.00	1.39	5.395	733	1,734,033	68.97	88.89
TOTAL	5,205	1,120,598,133.51	100.00	5.814	727	215,293	79.56	66.67

GROSS COUPON	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
3.50 - 3.99	1	398,009.30	0.04	3.500	693	398,009	72.73	100.00
4.00 - 4.49	2	555,000.00	0.05	4.140	727	277,500	67.13	100.00
4.50 - 4.99	127	44,924,939.38	4.01	4.793	742	353,740	73.16	80.99
5.00 - 5.49	888	258,178,206.14	23.04	5.244	735	290,741	75.84	75.28
5.50 - 5.99	1,564	418,030,186.32	37.30	5.679	725	267,283	79.82	70.44
6.00 - 6.49	1,164	258,866,257.94	23.10	6.167	726	222,394	91.93	57.79
6.50 - 6.99	535	82,246,242.92	7.34	6.631	722	153,731	83.18	38.99
7.00 - 7.49	480	36,544,589.65	3.26	7.159	726	76,135	46.02	61.23
7.50 - 7.99	241	11,266,917.42	1.01	7.624	707	46,751	32.23	72.44
8.00 - 8.49	169	7,845,784.44	0.70	8.203	677	46,425	18.15	90.03
8.50 - 8.99	34	1,742,000.00	0.16	8.575	666	51,235	19.30	100.00
TOTAL	5,205	1,120,598,133.51	100.00	5.814	727	215,293	79.56	66.67

GROSS MARGIN	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
1.375	1	384,000.00	0.03	4.500	809	384,000	80.00	100.00
1.500	1	85,150.00	0.01	4.625	652	85,150	79.98	100.00
1.625	5	1,123,150.00	0.10	4.799	776	224,630	77.88	100.00
1.750	5	3,577,481.89	0.32	4.936	724	715,496	73.63	100.00
1.875	5	3,830,000.00	0.34	4.937	740	766,000	64.27	100.00
2.000	5	1,338,600.00	0.12	5.238	745	267,720	64.53	53.26
2.125	9	2,400,520.83	0.21	5.199	722	266,725	74.15	83.07
2.250	4,079	1,051,555,497.98	93.84	5.746	727	257,797	82.66	65.37
2.625	3	670,402.81	0.06	6.215	728	223,468	75.30	0.00
2.750	3	2,168,300.00	0.19	6.131	733	722,767	70.26	94.19
3.000	97	3,641,003.67	0.32	6.551	762	37,536	12.02	100.00
3.125	1	109,300.00	0.01	6.625	677	109,300	90.00	0.00
3.250	30	2,307,659.13	0.21	6.239	743	76,922	35.77	56.67
3.375	76	3,522,511.27	0.31	6.917	751	46,349	26.00	84.71
3.500	263	14,994,624.36	1.34	7.054	757	57,014	19.21	87.62
3.625	31	1,446,230.00	0.13	7.133	729	46,653	14.81	100.00
3.750	78	4,147,090.71	0.37	7.285	722	53,168	23.41	76.56
3.875	36	1,727,679.41	0.15	7.434	683	47,991	13.94	100.00
4.000	158	7,366,300.09	0.66	7.534	706	46,622	30.43	75.70
4.125	94	4,230,663.13	0.38	7.576	718	45,007	16.54	93.05
4.250	17	463,657.96	0.04	7.835	714	27,274	11.73	100.00
4.375	14	700,235.58	0.06	8.141	668	50,017	13.76	93.17
4.500	45	1,426,770.25	0.13	8.006	720	31,706	15.68	43.14
4.625	15	740,838.54	0.07	8.259	653	49,389	15.46	87.68
4.750	129	6,400,915.90	0.57	8.277	670	49,620	19.76	100.00
4.875	4	188,050.00	0.02	8.597	655	47,013	14.99	100.00
5.000	1	51,500.00	0.00	8.875	663	51,500	20.00	100.00
TOTAL	5,205	1,120,598,133.51	100.00	5.814	727	215,293	79.56	66.67

MAX INTEREST RATE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
-9.750	3	477,050.00	0.04	5.286	689	159,017	71.36	100.00
10.001 - 10.250	4	1,027,150.00	0.09	5.250	723	256,788	82.02	100.00
10.251 - 10.500	5	2,335,632.81	0.21	5.448	690	467,127	72.79	91.35
10.501 - 10.750	13	2,802,538.58	0.25	4.906	740	215,580	76.31	83.75
10.751 - 11.000	38	12,843,275.17	1.15	4.956	749	337,981	74.74	73.32
11.001 - 11.250	64	17,853,652.90	1.59	5.213	739	278,963	76.76	80.97
11.251 - 11.500	123	32,847,329.69	2.93	5.438	726	267,051	78.13	77.84
11.501 - 11.750	112	25,399,838.47	2.27	5.694	715	226,784	82.17	72.19
11.751 - 12.000	218	53,438,408.29	4.77	5.692	732	245,130	82.06	78.24
12.001 - 12.250	89	17,989,884.36	1.61	6.210	730	202,134	94.81	57.64
12.251 - 12.500	71	14,339,070.84	1.28	6.557	713	201,959	92.93	43.06
12.501 - 12.750	19	2,830,123.91	0.25	6.722	705	148,954	86.55	46.62
12.751 - 13.000	3,344	876,533,703.53	78.22	5.742	728	262,121	82.41	64.54
13.001 - 13.250	42	10,278,196.52	0.92	7.187	704	244,719	83.81	31.78
13.251 - 13.500	5	951,300.00	0.08	7.340	763	190,260	92.00	19.96
13.501 - 13.750	1	90,250.00	0.01	7.625	0	90,250	95.00	100.00
14.001 +	1,054	48,560,728.44	4.33	7.363	726	46,073	16.79	91.60
TOTAL	5,205	1,120,598,133.51	100.00	5.814	727	215,293	79.56	66.67

PERIODIC RATE CAP	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
0	5,178	1,112,972,927.65	99.32	5.818	727	214,943	79.57	66.49
5	27	7,625,205.86	0.68	5.285	752	282,415	78.39	93.01
TOTAL	5,205	1,120,598,133.51	100.00	5.814	727	215,293	79.56	66.67

ORIGINAL TERM	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
240	1,080	49,846,730.00	4.45	7.372	726	46,154	16.78	91.69
300	61	24,246,407.53	2.16	5.194	736	397,482	73.31	93.54
360	4,064	1,046,504,995.98	93.39	5.755	727	257,506	82.70	64.86
TOTAL	5,205	1,120,598,133.51	100.00	5.814	727	215,293	79.56	66.67

REMAINING TERM	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
228	1	251.56	0.00	5.250	740	252	15.00	100.00
233	1	478.13	0.00	6.375	758	478	20.00	100.00
237	7	444,350.64	0.04	7.654	694	63,479	20.84	92.46
238	378	16,251,572.19	1.45	7.252	726	42,994	16.59	89.75
239	371	18,452,264.48	1.65	7.325	728	49,737	16.87	91.41
240	322	14,697,813.00	1.31	7.557	725	45,645	16.77	94.16
282	1	398,009.30	0.04	3.500	693	398,009	72.73	100.00
295	1	348,000.00	0.03	4.000	729	348,000	80.00	100.00
296	1	417.7	0.00	5.375	725	418	49.30	100.00
297	3	760,150.00	0.07	5.477	713	253,383	76.97	100.00
298	31	12,780,830.53	1.14	5.088	732	412,285	73.78	92.78
299	13	6,655,450.00	0.59	5.383	749	511,958	70.83	90.35
300	11	3,303,550.00	0.29	5.489	740	300,323	74.99	100.00
351	1	1,000,000.00	0.09	5.500	752	1,000,000	67.80	0.00
355	1	170,935.73	0.02	5.625	688	170,936	58.97	0.00
356	1	229,999.12	0.02	6.625	0	229,999	79.99	0.00
357	40	9,744,894.42	0.87	5.951	712	243,622	79.82	73.66
358	1,041	259,867,170.15	23.19	5.842	725	249,632	84.44	64.84
359	1,514	391,226,403.03	34.91	5.699	728	258,406	82.59	63.76
360	1,466	384,265,593.53	34.29	5.747	728	262,118	81.76	66.01
TOTAL	5,205	1,120,598,133.51	100.00	5.814	727	215,293	79.56	66.67

MONTHS TO NEXT RATE ADJ	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
1	18	7,793,684.06	0.70	5.146	748	432,982	72.01	89.75
2	2	525,417.70	0.05	5.375	685	262,709	43.75	100.00
3	12	2,312,500.64	0.21	6.000	725	192,708	62.36	50.64
4	406	27,224,568.66	2.43	6.569	725	67,056	40.78	83.18
5	386	22,906,095.42	2.04	7.005	728	59,342	27.54	89.23
6	332	17,870,523.86	1.59	7.154	728	53,827	28.53	94.49
7	3	130,100.00	0.01	7.006	766	43,367	13.10	100.00
32	1	229,999.12	0.02	6.625	0	229,999	79.99	0.00
33	9	2,275,700.00	0.20	5.907	692	252,856	77.36	100.00
34	206	47,955,861.42	4.28	5.658	728	232,795	78.66	62.20
35	141	36,776,500.00	3.28	5.495	728	260,826	78.87	58.29
36	139	38,198,200.00	3.41	5.614	718	274,807	76.63	66.15
37	1	140,000.00	0.01	6.125	734	140,000	80.00	100.00
57	29	7,211,194.42	0.64	5.928	718	248,662	80.17	65.90
58	735	182,366,042.78	16.27	5.860	725	248,117	86.50	66.19
59	1,066	257,663,681.08	22.99	5.726	726	241,711	84.46	62.95
60	991	250,042,951.55	22.31	5.780	729	252,314	83.87	65.46
61	12	2,460,650.00	0.22	5.732	743	205,054	77.19	68.00
79	1	170,935.73	0.02	5.625	688	170,936	58.97	0.00
81	1	150,000.00	0.01	6.625	730	150,000	100.00	100.00
82	91	27,194,565.95	2.43	5.946	727	298,841	81.26	66.08
83	301	95,701,169.14	8.54	5.690	732	317,944	78.97	68.34
84	318	91,682,041.98	8.18	5.714	731	288,308	78.26	67.46
85	4	1,615,750.00	0.14	5.602	705	403,938	79.81	65.29
TOTAL	5,205	1,120,598,133.51	100.00	5.814	727	215,293	79.56	66.67

RATE ADJ FREQ	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
1	18	7,970,684.06	0.71	5.211	745	442,816	69.80	89.97
6	5,187	1,112,627,449.45	99.29	5.819	727	214,503	79.63	66.51
TOTAL	5,205	1,120,598,133.51	100.00	5.814	727	215,293	79.56	66.67

NEXT RATE CHANGE DATE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
9/1/2005	18	7,793,684.06	0.70	5.146	748	432,982	72.01	89.75
10/1/2005	2	525,417.70	0.05	5.375	685	262,709	43.75	100.00
11/1/2005	12	2,312,500.64	0.21	6.000	725	192,708	62.36	50.64
12/1/2005	406	27,224,568.66	2.43	6.569	725	67,056	40.78	83.18
1/1/2006	386	22,906,095.42	2.04	7.005	728	59,342	27.54	89.23
2/1/2006	332	17,870,523.86	1.59	7.154	728	53,827	28.53	94.49
3/1/2006	3	130,100.00	0.01	7.006	766	43,367	13.10	100.00
4/1/2008	1	229,999.12	0.02	6.625	0	229,999	79.99	0.00
5/1/2008	9	2,275,700.00	0.20	5.907	692	252,856	77.36	100.00
6/1/2008	206	47,955,861.42	4.28	5.658	728	232,795	78.66	62.20
7/1/2008	141	36,776,500.00	3.28	5.495	728	260,826	78.87	58.29
8/1/2008	139	38,198,200.00	3.41	5.614	718	274,807	76.63	66.15
9/1/2008	1	140,000.00	0.01	6.125	734	140,000	80.00	100.00
5/1/2010	29	7,211,194.42	0.64	5.928	718	248,662	80.17	65.90
6/1/2010	735	182,366,042.78	16.27	5.860	725	248,117	86.50	66.19
7/1/2010	1,066	257,663,681.08	22.99	5.726	726	241,711	84.46	62.95
8/1/2010	991	250,042,951.55	22.31	5.780	729	252,314	83.87	65.46
9/1/2010	12	2,460,650.00	0.22	5.732	743	205,054	77.19	68.00
3/1/2012	1	170,935.73	0.02	5.625	688	170,936	58.97	0.00
5/1/2012	1	150,000.00	0.01	6.625	730	150,000	100.00	100.00
6/1/2012	91	27,194,565.95	2.43	5.946	727	298,841	81.26	66.08
7/1/2012	301	95,701,169.14	8.54	5.690	732	317,944	78.97	68.34
8/1/2012	318	91,682,041.98	8.18	5.714	731	288,308	78.26	67.46
9/1/2012	4	1,615,750.00	0.14	5.602	705	403,938	79.81	65.29
TOTAL	5,205	1,120,598,133.51	100.00	5.814	727	215,293	79.56	66.67

LIEN POSITION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
FIRST LIEN	4,125	1,070,751,403.51	95.55	5.742	727	259,576	82.49	65.51
SECOND LIEN (1)	527	25,326,342.71	2.26	7.333	728	48,058	16.96	89.95
SECOND LIEN (2)	553	24,520,387.29	2.19	7.413	724	44,341	16.60	93.49
TOTAL	5,205	1,120,598,133.51	100.00	5.814	727	215,293	79.56	66.67

(1) All of the second lien mortgage loans HomeBanc originates are “piggyback” second liens to a first lien mortgage loan that was originated simultaneously. This bucket represents the population of second lien mortgage loans that have a corresponding first lien mortgage loan in the transaction.

(2)This bucket represents the population of second liens which do not have the corresponding first lien in this transaction.

ORIGINAL LTV/CLTV	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
LTV (FIRST LIEN)	4,125	1,070,751,403.51	95.55	5.742	727	259,576	82.49	65.51
0.00 - 30.00	17	3,580,275.00	0.32	5.500	756	210,604	25.40	51.72
30.01 - 40.00	14	3,916,700.00	0.35	5.530	748	279,764	36.26	46.08
40.01 - 50.00	62	16,979,437.07	1.52	5.547	741	273,862	44.56	60.87
50.01 - 55.00	39	9,875,288.96	0.88	5.455	738	253,213	53.26	51.86
55.01 - 60.00	76	24,232,639.06	2.16	5.425	752	318,851	57.53	61.24
60.01 - 65.00	102	37,917,882.58	3.38	5.478	730	371,744	62.95	54.32
65.01 - 70.00	107	43,877,305.39	3.92	5.450	740	410,068	68.05	62.71
70.01 - 75.00	228	88,561,646.11	7.90	5.644	731	388,428	73.43	65.72
75.01 - 80.00	1,887	475,750,779.36	42.46	5.569	727	252,120	79.58	73.89
80.01 - 85.00	21	4,248,709.17	0.38	5.626	710	202,319	83.04	79.38
85.01 - 90.00	199	49,129,087.79	4.38	5.951	711	246,880	89.60	50.04
90.01 - 95.00	251	56,660,623.65	5.06	6.009	706	225,740	94.35	59.83
95.01 +	1,122	256,021,029.37	22.85	6.149	729	228,183	99.91	57.74
CLTV (SECOND LIEN	1,080	49,846,730.00	4.45	7.372	726	46,154	16.78	91.69
0.00 - 75.00	5	524,600.00	0.05	7.219	757	104,920	20.23	100.00
75.01 - 80.00	5	679,738.54	0.06	7.254	713	135,948	10.04	84.58
80.01 - 85.00	22	631,026.27	0.06	6.863	736	28,683	7.78	94.37
85.01 - 90.00	360	11,839,598.98	1.06	7.154	736	32,888	11.43	78.66
90.01 - 95.00	190	8,078,619.00	0.72	7.300	724	42,519	14.85	95.67
95.01 - 100.00	485	27,400,197.21	2.45	7.495	723	56,495	19.89	95.89
100.01 +	13	692,950.00	0.06	7.786	698	53,304	20.02	100.00
TOTAL	5,205	1,120,598,133.51	100.00	5.814	727	215,293	79.56	66.67

FICO SCORE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
0 - 0	26	7,070,549.12	0.63	6.062	0	271,944	82.85	70.96
600 - 619	2	475,500.00	0.04	5.331	614	237,750	91.11	100.00
620 - 639	47	12,748,931.89	1.14	5.617	630	271,254	85.70	100.00
640 - 659	217	47,667,065.41	4.25	5.867	652	219,664	78.08	84.84
660 - 679	498	87,645,450.16	7.82	5.998	670	175,995	73.15	76.80
680 - 699	751	164,506,491.27	14.68	5.962	690	219,050	83.29	64.29
700 - 719	815	181,988,399.85	16.24	5.864	709	223,299	82.62	63.77
720 - 739	753	165,814,397.78	14.80	5.779	730	220,205	80.80	62.77
740 - 759	740	156,847,419.65	14.00	5.757	749	211,956	79.54	63.36
760 - 779	684	154,095,469.41	13.75	5.702	769	225,286	77.31	63.98
780 - 799	495	105,532,881.66	9.42	5.681	789	213,198	76.62	67.63
800 - 819	176	36,105,577.31	3.22	5.685	806	205,145	74.60	71.87
820 - 839	1	100,000.00	0.01	4.875	821	100,000	23.87	0.00
TOTAL	5,205	1,120,598,133.51	100.00	5.814	727	215,293	79.56	66.67

DOCUMENTATION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
Full/Alternative	3,752	747,157,374.94	66.67	5.749	726	199,136	78.07	100.00
No Documentation	104	19,957,779.16	1.78	6.745	719	191,902	78.99	0.00
No Ratio	73	18,809,566.30	1.68	6.224	719	257,665	76.98	0.00
Stated Income/Full Asset	1,163	299,764,046.31	26.75	5.896	734	257,751	83.84	0.00
Stated/Stated	52	15,171,044.48	1.35	6.010	699	291,751	78.71	0.00
Streamline	61	19,738,322.32	1.76	5.569	733	323,579	74.92	0.00
TOTAL	5,205	1,120,598,133.51	100.00	5.814	727	215,293	79.56	66.67

OCCUPANCY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
Investor	694	102,085,935.78	9.11	6.074	735	147,098	75.76	61.30
Owner Occupied	3,957	873,121,824.34	77.92	5.768	726	220,652	79.36	69.95
Second Home	554	145,390,373.39	12.97	5.910	734	262,437	83.43	50.81
TOTAL	5,205	1,120,598,133.51	100.00	5.814	727	215,293	79.56	66.67

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
2-4 Family	49	9,006,100.00	0.80	6.182	733	183,798	75.28	38.40
Condominium	950	175,223,700.73	15.64	5.914	732	184,446	81.20	60.64
PUD	2,470	561,243,521.84	50.08	5.803	726	227,224	79.97	66.95
Single Family	1,689	367,129,437.95	32.76	5.777	728	217,365	78.23	69.53
Townhouse	47	7,995,372.99	0.71	5.754	728	170,114	80.95	80.19
TOTAL	5,205	1,120,598,133.51	100.00	5.814	727	215,293	79.56	66.67

PURPOSE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
Cash OutRefinance	460	142,208,266.43	12.69	5.562	720	309,148	73.44	72.15
Other	1	70,650.00	0.01	6.875	790	70,650	20	100
Purchase	4,098	812,025,062.15	72.46	5.917	729	198,152	82.08	65.99
Rate/TermRefinance	646	166,294,154.93	14.84	5.53	725	257,421	72.55	65.33
TOTAL	5,205	1,120,598,133.51	100.00	5.814	727	215,293	79.56	66.67

STATE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
ALABAMA	11	2,589,939.28	0.23	5.977	741	235,449	90.76	62.54
COLORADO	3	1,267,000.00	0.11	5.581	741	422,333	67.90	70.40
FLORIDA	2,622	649,053,521.57	57.92	5.842	729	247,541	78.28	61.12
GEORGIA	2,172	398,971,066.35	35.60	5.784	725	183,688	81.44	73.69
NORTH CAROLINA	351	58,363,174.34	5.21	5.736	729	166,277	80.30	78.83
SOUTH CAROLINA	36	8,647,695.20	0.77	5.647	710	240,214	80.88	78.90
TENNESSE	10	1,705,736.77	0.15	5.746	739	170,574	87.39	63.71
TOTAL	5,205	1,120,598,133.51	100.00	5.814	727	215,293	79.56	66.67

DEBT TO INCOME	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
0.00 - 10.00	517	82,651,860.39	7.38	6.184	734	159,868	68.44	36.84
10.01 - 15.00	441	73,075,855.50	6.52	5.854	740	165,705	69.67	58.57
15.01 - 20.00	488	93,392,875.20	8.33	5.809	739	191,379	74.23	58.85
20.01 - 25.00	614	139,676,227.36	12.46	5.762	738	227,486	76.61	68.55
25.01 - 30.00	686	162,479,150.31	14.50	5.746	729	236,850	79.81	67.37
30.01 - 35.00	813	194,732,310.37	17.38	5.716	723	239,523	81.38	70.28
35.01 - 40.00	804	182,609,210.59	16.30	5.828	721	227,126	84.85	72.25
40.01 - 45.00	677	151,621,557.24	13.53	5.833	714	223,961	86.21	74.67
45.01 - 50.00	131	31,375,600.97	2.80	5.850	718	239,508	85.06	79.29
50.01 - 55.00	20	4,351,785.58	0.39	5.660	719	217,589	81.38	92.50
55.01 - 60.00	6	1,847,750.00	0.16	5.888	719	307,958	87.61	63.73
60.01 - 65.00	1	174,900.00	0.02	6.375	815	174,900	69.99	100.00
65.01 - 70.00	3	967,600.00	0.09	5.707	752	322,533	93.89	0.00
70.01 +	4	1,641,450.00	0.15	5.012	746	410,363	67.23	90.16
TOTAL	5,205	1,120,598,133.51	100.00	5.814	727	215,293	79.56	66.67

LTV MI COMPANY MI PCT	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVG LOAN TO VALUE	WEIGHTED AVG COMBO LTV	WEIGHTED AVG EFFECTIVE LTV
80.01 - 85.00%	21	4248709.17	1.16	83.04	83.77	71.37
GE	6	1431000.00	0.39	84.10	84.10	73.74
6.00%	2	392000.00	0.11	83.28	83.28	77.28
12.00%	4	1039000.00	0.28	84.40	84.40	72.40
LPMI	7	1174959.17	0.32	82.27	84.92	70.60
0.00%	1	152000.00	0.04	81.72	102.15	81.72
6.00%	1	160429.17	0.04	82.36	82.36	76.36
12.00%	3	462530.00	0.13	82.50	82.50	70.50
18.00%	2	400000.00	0.11	82.18	82.18	64.18
MGIC	3	601950.00	0.16	82.00	82.00	62.81
12.00%	2	269050.00	0.07	84.21	84.21	72.21
25.00%	1	332900.00	0.09	80.22	80.22	55.22
No MI	1	250000.00	0.07	80.14	80.14	80.14
0.00%	1	250000.00	0.07	80.14	80.14	80.14
Republic	4	790800.00	0.22	83.98	83.98	71.98
12.00%	4	790800.00	0.22	83.98	83.98	71.98
85.01 - 90.00%	199	49129087.79	13.42	89.60	89.64	67.55
GE	119	29070077.84	7.94	89.51	89.56	67.87
18.00%	52	14323691.02	3.91	89.36	89.36	71.36
25.00%	65	14204886.82	3.88	89.65	89.74	64.65
30.00%	2	541500.00	0.15	90.00	89.99	60.00
LPMI	61	16666851.42	4.55	89.67	89.73	67.50
18.00%	26	7083923.18	1.94	89.60	89.60	71.60
25.00%	33	9097880.15	2.49	89.70	89.82	64.70
30.00%	2	485048.09	0.13	89.99	89.99	59.99
MGIC	5	1030958.53	0.28	89.95	89.95	64.03
25.00%	4	839958.53	0.23	89.95	89.95	64.95
30.00%	1	191000.00	0.05	89.98	89.98	59.98
Republic	14	2361200.00	0.65	89.94	89.94	65.50
12.00%	1	101500.00	0.03	89.82	89.82	77.82
25.00%	13	2259700.00	0.62	89.95	89.95	64.95
90.01 - 95.00%	251	56660623.65	15.48	94.35	94.47	68.95
GE	137	31494944.46	8.60	94.17	94.38	69.44
20.00%	1	90250.00	0.02	95.00	95.00	75.00
22.00%	83	20726679.57	5.66	93.92	94.23	71.92
30.00%	52	10520414.89	2.87	94.66	94.65	64.66
35.00%	1	157600.00	0.04	95.00	95.00	60.00
LPMI	76	17526829.19	4.79	94.53	94.53	69.93
0.00%	1	454000.00	0.12	95.00	95.00	95.00
22.00%	39	10091830.00	2.76	94.34	94.34	72.34
25.00%	2	282350.00	0.08	94.78	94.78	69.78
30.00%	33	6461149.19	1.77	94.78	94.78	64.78
35.00%	1	237500.00	0.06	95.00	95.00	60.00
MGIC	17	3545750.00	0.97	94.41	94.41	64.41
30.00%	17	3545750.00	0.97	94.41	94.41	64.41
Republic	21	4093100.00	1.12	94.90	94.90	64.90
30.00%	21	4093100.00	1.12	94.90	94.90	64.90
95.01 - 100.00%	1,122	256021029.37	69.94	99.91	99.93	74.91
GE	763	176638399.14	48.25	99.90	99.93	74.90
25.00%	763	176638399.14	48.25	99.90	99.93	74.90
LPMI	359	79382630.23	21.69	99.92	99.92	74.92
25.00%	359	79382630.23	21.69	99.92	99.92	74.92
TOTAL	1,593	366059449.98	100.00	97.47	97.51	72.96

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